UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021 (June 10, 2021)

Assisted 4 Living, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5115 East SR 64 Bradenton, Florida	34208
(Address of Principal Executive Office)	(Zip Code)

(855) 668-3331

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 16, 2021, Assisted 4 Living, Inc, a Nevada corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that on June 10, 2021 the Company entered into an Amended and Restated Membership Interest Purchase Agreement by and among the Company, Richard T. Mason, G. Shayne Bench and Trillium Healthcare Group, LLC, a Florida limited liability company (“Trillium”) to acquire all of the issued and outstanding ownership interests of Fairway Healthcare Properties, LLC and Trillium Healthcare Consulting, LLC from Trillium (the “Transaction”). The Transaction closed and was effective June 10, 2021.

This Amendment No. 2 to the Original Form 8-K is being filed to provide the financial statements required under Regulation S-X, including the audited financial statements of Trillium and the pro forma financial information of the Company and Trillium required under Items 9.01(a) and 9.01(b) of a Current Report on Form 8-K, respectively. Except as set forth in this Amendment No. 2 to the Original Form 8-K, no other changes are being made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Trillium for the years ended December 31, 2020 and 2019 and the unaudited condensed consolidated financial statements for the three month period ending March 31, 2021 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company and Trillium giving effect to the acquisition for the year ended December 31, 2020 and three month period ended March 31, 2021 is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
99.1

Audited consolidated financial statements of Trillium for the years ended December 31, 2020 and 2019 and the unaudited condensed consolidated financial statements for the three month period ended March 31, 2021.

99.2	Unaudited pro forma combined financial information of the Company and Trillium giving effect to the acquisition for the year ended December 31, 2020 and three month period ending March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 23, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Janet Huffman
Janet Huffman, CFO